[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT 10.51

QUALITY AGREEMENT

This AGREEMENT is executed as of the 13th day of March, 2007 between

Jazz Pharmaceuticals, Inc.

3180 Porter Drive

Palo Alto, CA 94304

USA

a corporation existing under the laws of the state of Delaware, USA

(hereinafter referred to as “Jazz Pharmaceuticals”)

and

Patheon Pharmaceuticals Inc.

2110 East Galbraith Road

Cincinnati, OH 45237-1625

USA

a corporation existing under the laws of the state of Delaware, USA

(hereinafter referred to as “Patheon”)

TABLE OF CONTENTS

1.	Objective	3
2.	Scope	3
3.	Definitions	3
4.	General	4
5.	Regulatory	5
6.	GMP	6
7.	Validation	7
8.	Specifications and Test Methods	7
9.	API and Raw Materials	8
10.	Manufacturing and Packaging	8
11.	Change Controls	9
12.	Deviations	9
13.	Product Complaints	10
14.	Product Release	10
15.	Stability	11
16.	Review of Quality Agreement	11
17.	Quality Contacts	12
18.	Approvals	13

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

1. Objective

1.1.

The purpose of this Quality Agreement is to ensure a mutual understanding and agreement of key responsibilities between Jazz Pharmaceuticals and Patheon with respect to the Xyrem® (sodium oxybate) oral solution (the “Product”), for use and sale in the United States, Europe and Canada.

1.2.	To assure the Product is produced in accordance with cGMPs approved standard operating procedures (SOPs), specifications and all applicable governing regulations.

2. Scope

2.1.	To document the responsibilities of Jazz Pharmaceuticals and Patheon regarding:

2.1.1.	Manufacture of the Product

2.1.2.	Packaging, testing, release, storage and shipment of the Product

2.1.3.	Complaint reporting and investigations related to the Product

2.1.4.	Testing, release and storage of API and Raw Materials

3. Definitions

3.1.	API: the Active Pharmaceutical Ingredient – (Sodium Oxybate)

3.2.	Batch: A specific quantity of a drug or other material that is intended to have uniform character and quality, within specified limits and is produced according to a manufacturing formula or a batch record by a continuous manufacturing process.

3.3.	cGMPs: Current Good Manufacturing Practices as defined in the United States (U.S. 21 CFR parts 210 and 211) regulations

3.4.	C of A: Certificate of Analysis

3.5.	C of C: Certificate of Compliance

3.6.	CDER: Center for Drug Evaluation and Research

3.7.	EU: European Union

3.8.	DEA: Drug Enforcement Agency

3.9.	FDA: United States Food and Drug Administration or any successor entity (CDER) charged with the approval and regulation of pharmaceutical products in the United States.

3.10.	ICH: International Conference on Harmonisation

3.11.	IQ: Installation Qualification; documented verification that the equipment or systems, as installed or modified, comply with the approved design, the manufacturer’s recommendation and/or user requirements.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

3.12.	NDA: New Drug Application; Application in the United States to market a new drug for human use.

3.13.	Non-Conformance: Any deviation from an approved written procedure, method or a Specification.

3.14.	OQ: Operational Qualification; documented verification that the equipment or systems, as installed or modified, perform as intended and that it meets the previously defined functional and performance specifications.

3.15.	PQ: Process Qualification; documented verification that the equipment and ancillary systems, as connected together, can perform effectively and reproducibly based on the approved process methods and specifications.

3.16.	Product: Xyrem® (sodium oxybate) oral solution packaged in bulk unlabeled bottles or in its final configuration.

3.17.	Raw Material: Any ingredient intended for use in the manufacture of the drug Product, including those that do not appear in such drug Product.

3.18.	Specifications: Parameters, test values as they relate to test methods, procedures, analytical specifications or equipment.

3.19.	USP, NF: The United States Pharmacopoeia, National Formulary is the official public standards-setting authority for all prescription and over-the-counter medicines, dietary supplements, drug substance, excipient and other healthcare products manufactured and sold in the United States.

4. General

4.1.	This Quality Agreement specifies the responsibilities of the parties hereto with respect to quality control matters related to the manufacture of the Product. If there is a conflict between this Agreement and the Manufacturing Services and Supply Agreement (the “Supply Agreement) between Jazz Pharmaceuticals and Patheon dated March 13, 2007 (as may be amended from time to time, the “Supply Agreement”), the Supply Agreement shall govern. In the event of a quality conflict between any of the provisions in the Supply Agreement and this Quality Agreement, this Quality Agreement shall govern. Any capitalized terms utilized herein and not otherwise defined herein shall have the meanings set forth in the Supply Agreement.

4.2.	In the event that a dispute arises between Patheon and Jazz Pharmaceuticals regarding the nonconformity of a batch of the Product or regarding other matters, the senior management of the quality departments from both companies shall in good faith promptly attempt to resolve disputed issues. If the parties cannot reach agreement, the matter shall be resolved in accordance with dispute resolution provisions of the Supply Agreement.

4.3.	Patheon will manufacture, package, test and store the Product in accordance with the cGMPs, approved SOPs, Specifications and all applicable governing regulations including:

•	Current Good Manufacturing Practices (cGMPs), U.S. 21 CFR parts 210 and 211

•	U.S. Federal Food Drug and Cosmetic Act (FD&C Act)

•	EU and Canadian Regulations

•	All applicable USP, NF, Ph Eur. and ICH requirements

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

•	DEA Regulations (if applicable)

•	Environmental and occupational health and safety laws

4.4.	Patheon will not subcontract any work related to the manufacture and testing of the Product to a third party vendor without the prior written consent, approval of Jazz Pharmaceuticals.

5. Regulatory

5.1.	Patheon agrees to allow any regulatory authorities to inspect its facilities and all records as required under the cGMPs in connection with the Product.

5.2.	Patheon will notify Jazz Pharmaceuticals within one (1) business day of any regulatory inspection (local, state, federal from US, or other foreign government agency) or regulatory request for product samples, batch documentation or other information related to the Product. Jazz Pharmaceuticals may request to be present onsite during a regulatory inspection by a government body related to the Product. Patheon will not make any representations to any government authority regarding any actions taken by Jazz Pharmaceuticals without Jazz Pharmaceuticals expressed prior approval.

5.3.	Patheon will notify Jazz Pharmaceuticals, within one (1) business day of receipt of any Form 483s or warning letters from any governing regulatory agencies relating to: (1) the Product and (2) the facilities used in the manufacture, packaging, testing and storage of the Product.

5.4.	Patheon will provide redacted copies to Jazz Pharmaceuticals of all written communication from any Health Authority (e.g. FDA 483) that are specifically related to the Product or to the facilities used in manufacture, packaging, testing and storage of the Product. Patheon will provide copies of the above documentation promptly, no more than three (3) business days after such communications are available for distribution. Jazz Pharmaceuticals may participate in the development and approval of corrective action plans that are directly related to the Product.

5.5.	Patheon is responsible for registering the facilities with the FDA and to maintain the registration form such that it is readily available for any regulatory inspection. Patheon is responsible for drug listing as the manufacturer of the Product for Jazz Pharmaceuticals, while Jazz Pharmaceuticals is responsible for drug listing as the distributor of the Product.

5.6.	Jazz Pharmaceuticals will provide Patheon with all required information to register the Product with the regulatory agency. Jazz Pharmaceuticals will notify Patheon of changes in the countries of market and scheduled Product launch, where applicable.

5.7.	Jazz Pharmaceuticals is responsible for ensuring all appropriate regulatory filings and import/export documentation are filed with regulatory agencies prior to shipment/human administration. Jazz Pharmaceuticals will provide a copy of the applicable product registration as applicable to support regulatory inspection activities.

5.8.

Jazz Pharmaceuticals will initiate and control all NDA Field Alert Reports and Product Recalls for Product not meeting the regulatory requirements. Patheon will provide documentation, data and assistance if the field alert or recall is related to the Product manufactured at Patheon. Jazz Pharmaceuticals will provide Patheon copies of any regulatory correspondence related to the field alert or Product recall. In the event that Patheon has reason to believe that any Product should be recalled or withdrawn from distribution, Patheon shall promptly inform Jazz Pharmaceuticals in writing. Patheon and Jazz Pharmaceuticals agree to cooperate fully

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

regarding any proposed recall, product withdrawal, or field correction; and the Parties agree to keep each other advised, and to exchange copies of such documentation as may be required, to assure regulatory compliance.

5.9.	Upon request from Jazz Pharmaceuticals, Patheon will provide any documentation and data related to the Product or the facilities and the process used in the manufacture of the Product that may be required by Jazz Pharmaceuticals for regulatory filings and submissions.

5.10.	Patheon will allow Jazz Pharmaceuticals to audit all relevant facilities used in the manufacture, packaging, testing and storage of the Product, including the applicable procedures and documentation, at least once in each calendar year (and additional times, if the deficiencies are noted, to monitor correction thereof) at a mutually agreed upon date. Jazz Pharmaceuticals will provide a thirty (30) calendar days notification for all planned audits conducted by Jazz Pharmaceuticals.

5.11.	Jazz Pharmaceuticals will provide a written report of all observations within thirty (30) business days to Patheon. Within thirty (30) business days of receipt of the audit report, Patheon will provide a written response to all findings that require corrective action and the expected time-frame of implementation. Patheon will follow-up to ensure that all corrective actions are addressed and implemented.

5.12.	Jazz Pharmaceuticals will provide Patheon at least five (5) business days notice prior to scheduling any visits (non-audits) to witness manufacturing operations or laboratory testing related to the Product. Access to the manufacturing facility or laboratories for non-audit purposes must be agreed upon by Patheon in advance and such access, if justifiable, should not be unreasonably withheld or delayed.

6. GMP

6.1.	Patheon or Jazz Pharmaceuticals will notify and obtain approval from the other party in writing prior to implementing any proposed changes to the process, materials, testing, equipment or premises that may affect the quality, purity, safety or integrity of the Product.

6.2.	Patheon will not change or deviate from the defined manufacturing process, testing procedures and/or Specification directly relating to the Product or alter materials, or change suppliers without obtaining prior written approval from Jazz Pharmaceuticals.

6.3.	Patheon will provide Jazz Pharmaceuticals an annual product review (APR) report for the Product. The information provided in the APR report will consist at the minimum the following information: the batches processed, open and closed deviations, open and closed complaints, retain inspection, statistical trending of analytical data, active stability studies and change controls (documentation, equipment and processes). The report shall be completed in writing and sent to Jazz Pharmaceuticals no later than sixty (60) business days after the scheduled APR start date.

6.4.	Jazz Pharmaceuticals will be responsible for submitting the Annual Report for the Product to the agencies as required by applicable regulations, including 21 CFR 314.70 and 314.81. Jazz Pharmaceuticals will notify Patheon as to the approval date of the regulatory license. At least ninety (90) calendar days before the Annual Report due date, Jazz shall request in writing from Patheon the chemistry, manufacturing, and controls data required for submission of the Annual Report. Patheon will provide the requested information to Jazz Pharmaceuticals within sixty (60) calendar days.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

6.5.	Patheon will retain reserve samples of the Product (bulk unlabeled or finished drug product) for at least one year after product expiration or longer as required by law.

6.6.	Patheon will maintain records and evidence on the testing of API and all raw materials until five years after the materials were last used in the manufacture or packaging/labelling of the Product.

6.7.	Patheon will retain all batch production and control records, laboratory testing and distribution records for at least [ * ] after the expiry date of the Product or longer as required by the law.

7. Validation

7.1.	Patheon will establish and maintain a validation plan for the facility and the process used in the manufacture, packaging testing and storage of the Product.

7.2.	Patheon will qualify (IQ/OQ/PQ) all facilities, utilities, processes and test equipment used in the manufacture, packaging and testing of the Product.

7.3.	Patheon will validate all manufacturing, packaging and testing activities for the Product in accordance with cGMPs and all other applicable governing regulations, including:

7.3.1.	Process validation: All processes used in the manufacture and packaging of the Product

7.3.2.	Methods validation: All test methods for the API and the Product

7.3.3.	Facilities/Utilities: Facilities used in the manufacture, packaging, testing and storage of the Product, and all utility systems (e.g., HVAC, water, computer systems, etc.)

7.3.4.	Cleaning validation: All cleaning procedures of production equipment

7.4.	Patheon will provide Jazz Pharmaceuticals copies of all protocols and the reports related to the Product for review and approval prior to execution and closure.

8. Specifications and Test Methods

8.1.	Jazz Pharmaceuticals will provide Patheon all Specifications for the API, raw materials, packaging materials and the Product.

8.2.	Jazz Pharmaceuticals will provide Patheon all test methods for testing the API and the Product.

8.3.	Patheon will send Jazz Pharmaceuticals all specifications for the API and the Product for review and approval.

8.4.	Patheon will send Jazz Pharmaceuticals all test methods for testing the API and the Product for review and approval.

8.5.	Any changes to the approved Product Specifications and test methods must be sent to Jazz Pharmaceuticals for review and approval.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

9. API and Raw Materials

9.1.	Patheon will qualify and approve all raw material suppliers in accordance with Patheon SOPs. Jazz Pharmaceuticals will qualify and approve the API supplier.

9.2.	Patheon will procure Raw materials only from Qualified Suppliers for use in the manufacture and packaging of the Product.

9.3.	Patheon will procure Raw materials with the appropriate certificate of analysis (C of A), certificate of compliance (C of C) and will retain these documents along with the receiving or testing records.

9.4.	Patheon will test, release and approve the API and all raw materials prior to use in production. Patheon will only use approved API and raw materials for use in the manufacture and packaging of the Product.

9.5.	Patheon will store the API and all Raw materials in accordance with cGMPs, approved SOPs, DEA regulations (if applicable) and the Specifications.

9.6.	Patheon will pull and retain a reserve sample for each batch of API, at least twice the quantity necessary to perform all test required as per Specification.

9.7.	Patheon will hold the API reserve samples for at least [ * ] or longer as required by the law. Patheon will notify and obtain approval from Jazz Pharmaceuticals in writing prior to destruction of any API reserve samples.

9.8.	Patheon will retain reserve samples of inactive ingredients for a minimum of [ * ] as required by law.

9.9.	Patheon will provide Jazz Pharmaceuticals with a BSE/TSE certificate of compliance for each raw material confirming that any bovine, caprine, or ovine derived raw materials purchased/used in the manufacture of the Product are appropriate for use in human pharmaceuticals. Jazz Pharmaceuticals will be responsible for procuring the BSE/TSE certification from the API supplier.

9.10.	Upon request, Patheon will provide copies of all Raw material C of A’s to Jazz Pharmaceuticals. Jazz Pharmaceuticals will provide C of A for the API to Patheon.

10. Manufacturing and Packaging

10.1.	Patheon will create, control, issue and execute the master batch record. The Master Batch Record (original) used in the manufacture/ packaging of the Product will be submitted to Jazz Pharmaceuticals QA for approval prior to issuance for production.

10.2.	Patheon will assign a unique identifier (batch number) for each unit operation of the Product manufactured per Patheon SOPs.

10.3.	Patheon will calculate the expiration date for each batch of Product by adding the expiration period supplied by Jazz Pharmaceuticals to the date of Manufacture of each batch.

10.4.	Patheon will only use approved API and Raw materials for the manufacture and packaging of the Product.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

10.5.	Patheon will pull and retain a reserve sample (twice the quantity required to perform all test per Specifications) that is representative of each batch of drug Product manufactured/packaged and stored with accordance to cGMPs.

10.6.	Patheon will be responsible for the accuracy, completeness and maintenance of batch records used in the manufacturing and packaging processes.

10.7.	Upon request, Patheon will provide Jazz Pharmaceuticals with copies of fully executed batch production and control records, laboratory testing records and any other associated documentation related to the manufacturing, packaging, testing and release of the Product.

10.8.	Patheon will not rework or reprocess a batch or intermediate that does not conform to standards or specifications without prior written consent and approval from Jazz Pharmaceuticals.

11. Change Controls

11.1.	Changes to the following (but not limited to) must be covered under a change control:

11.1.1.	Revision to Master Batch Records, Test Methods, Specifications for the API, Raw materials and the Product

11.1.2.	Packaging Specifications

11.1.3.	Major facility and Equipment changes

11.2.	Patheon will notify Jazz Pharmaceuticals of any general procedural changes at Patheon that pertain to the manufacture, packaging or testing of the Product for Jazz Pharmaceuticals review and assessment with respect to validation, quality, and regulatory impact.

12. Deviations

12.1.	Patheon will not deviate from approved procedures, methods or the Specifications used in the manufacture, packaging, testing and storage of the API, Raw materials or the Product. Deviations (if any) to approved procedures must be investigated and documented under the established change control or non-conformance.

12.2.	Patheon will obtain Jazz Pharmaceuticals written approval on all deviations having an impact on safety, identity, quality, purity and/or potency of the Product. In addition, all confirmed OOS deviations pertaining to testing of the Product must be approved by Jazz Pharmaceuticals.

12.3.	Patheon will inform Jazz Pharmaceuticals of any major or critical deviations impacting the safety, identity, quality, purity and/or potency of the Product within three (3) business days of occurrence.

12.4.	Jazz Pharmaceuticals will provide written comments and approval to Patheon within three (3) business days of notification of any deviation.

12.5.	Patheon will notify Jazz Pharmaceuticals of any suspected or actual out-of-Specification (OOS) results within one business day after such results are confirmed.

12.6.	Patheon will investigate and close all deviations (procedural, equipment, OOS etc) within thirty (30) calendar days from the time of initiation of the deviation notice. A written justification must be provided by Patheon wherever deviations cannot be closed within the thirty (30) calendar days.

12.7.	Patheon will promptly provide copies of all completed deviations to Jazz Pharmaceuticals.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

13. Product Complaints

13.1.	Jazz Pharmaceuticals will coordinate all customer-related contact and activities related to the Product complaints. Jazz Pharmaceuticals will maintain the Product complaint files.

13.2.	Jazz Pharmaceuticals is responsible for the Product complaints and will be responsible for agency notification for any adverse event complaints.

13.3.	Any complaints received directly by Patheon related to the Product will be forwarded to Jazz Pharmaceuticals within one (1) business day of receipt.

13.4.	Jazz Pharmaceuticals will notify Patheon of all Product complaints (medical and technical) that will require an investigation from Patheon.

13.5.	Patheon will complete its investigation per Patheon policies (no later than forty five (45) calendar days for technical complaints and fifteen (15) calendar days for medical complaints). Upon request, Patheon will provide Jazz Pharmaceuticals copies of the investigation for review prior to closure.

13.6.	Patheon will maintain complete documentation of all complaint investigation conducted at Patheon related to the Product and will provide Jazz Pharmaceuticals copy of all completed investigations.

14. Product Release

14.1.	The Quality Assurance unit of Patheon is responsible for batch record review and release of the Product to Jazz Pharmaceuticals in accordance with approved procedures, Specifications and all applicable regulations (cGMPs, US 21 CFR parts 210 and 211, regulations and all applicable USP, NF. requirements).

14.2.	Patheon will provide a certificate of compliance for each batch manufactured, packaged and released. The Certificate of Compliance at the minimum shall include the following:

14.2.1.	A product description with a unique identifier (item, batch number, product name and strength).

14.2.2.	The quantity packaged for shipment and the manufacturing site.

14.2.3.	The manufacture date for the Product with the expiration date.

14.2.4.	A statement that the Product was manufactured and packaged in accordance with cGMPs and Specifications.

14.2.5.	The certificate will be reviewed, signed and dated by Patheon’s Quality department.

14.3.	Jazz Pharmaceuticals has the sole responsibility for the final release of the finished Product to the market.

14.4.	Upon Jazz Pharmaceuticals QA release, Patheon may ship the Product to a site specified by the Jazz Pharmaceuticals for further processing, storage or distribution.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

14.5.	Patheon in certain limited cases, may ship the Product in “quarantine” status to a site specified by Jazz Pharmaceuticals. In such exceptional cases, Jazz Pharmaceuticals QA will provide a written authorization to release the Product in “quarantine” status for further processing. The terms of the quarantine shipment to be agreed by Patheon and Jazz Pharmaceuticals QA.

15. Stability

15.1.	Patheon will store the stability samples in accordance with cGMPs and all applicable regulations and Specifications.

15.2.	Patheon will perform stability testing for the Product as described in the approved stability protocol.

15.3.	Patheon will notify Jazz Pharmaceuticals of any suspect or actual stability failure for the Product within one business day of verification of the aberrant test data.

15.4.	Patheon will provide stability data to Jazz Pharmaceuticals as agreed to in writing by both parties.

15.5.	In the event of the termination of this Quality Agreement, Patheon will continue to provide Jazz Pharmaceuticals with stability data until all Product distributed by Jazz Pharmaceuticals has reached the end of its shelf life.

16. Review of Quality Agreement

16.1.	This Quality Agreement will be reviewed annually.

16.2.	Modifications can be made as required to ensure continued compliance with all applicable laws, regulations and procedures. Any such modifications must be in writing and approved by both Patheon and Jazz Pharmaceuticals.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

17. Quality Contacts

Jazz Pharmaceuticals, Inc.	Patheon Pharmaceuticals Inc.

3180 Porter Drive	2110 East Galbraith Road

Palo Alto, CA 94304	Cincinnati, OH 45237-1625

USA	USA

650.496.3777 (main)	513 948-9111 (main)

[ * ]	[ * ]
Director, Quality Sciences	Manager, GMP Services
Jazz Pharmaceuticals, Inc.	Patheon Pharmaceuticals Inc.

3180 Porter Drive	2110 East Galbraith Road

Palo Alto, CA 94304	Cincinnati, OH 45237-1625

USA	USA

[ * ]	[ * ]
650.496.2641 (fax)	[ * ]
[ * ]	[ * ]

[ * ]	[ * ]
Director, Regulatory Affairs/Compliance	Manager, Quality Assurance
Jazz Pharmaceuticals, Inc.	Patheon Pharmaceuticals Inc.

3180 Porter Drive	2110 East Galbraith Road

Palo Alto, CA 94304	Cincinnati, OH 45237-1625

USA	USA

[ * ]	[ * ]
650.496.2641 (fax)	[ * ]
[ * ]	[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

18. Approvals

Jazz Pharmaceuticals, Inc.		Patheon Pharmaceuticals Inc.

Name:	Janne Wissel	Name:	Jack Domet

Title:	Senior Vice President, Development	Title:	Director, Quality Operations

Signature:	/s/ Janne Wissel	Signature:	/s/ Jack Domet

Date:	March 13, 2007	Date:	March 13, 2007

Jazz Pharmaceuticals, Inc.

Name:	Gopi Kurse

Title:	Senior Director, Quality Sciences

Signature:	/s/ Gopi Kurse

Date:	March 13, 2007

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.